                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2006

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

               Delaware                                 0-18183                              41-1590959
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)

                512 Seventh Avenue
                   New York, NY                              10018
     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On July 13, 2006, G-III Apparel Group, Ltd., a Delaware
corporation (the "Company"), completed a private placement (the "Private
Placement") of its common stock, par value $0.01 per share ("Common Stock") and five-year warrants ("Warrants") to purchase its Common Stock pursuant to a securities purchase agreement (the "Purchase Agreement"), dated July 13, 2006, between the Company and Prentice Capital Partners, LP, Prentice Capital Partners
QP, LP, Prentice Capital Offshore, Ltd., GPC XLIII, LLC, PEC I, LLC and S.A.C.
Capital Associates, LLC (collectively, the "Investors").

                  The Company issued 1,500,000 shares of Common Stock (the
"Shares") to the Investors at a price of $10.11 per share, resulting in aggregate proceeds to the Company of $15,165,000. The Company also issued to the
Investors Warrants to purchase an aggregate of up to 375,000 shares of Common
Stock ("Warrant Shares"), exercisable beginning six months after the closing date of the Private Placement at an exercise price of $11.00 per share, subject to adjustment upon the occurrence of specified events, including customary weighted average price anti-dilution adjustments.

                  For two years after the closing date of the Private Placement, the Investors will, subject to exceptions and qualifications specified in the
Purchase Agreement, have a right of first refusal with respect to the proposed sale by the Company of its equity or equity equivalent securities at an effective price per share of $10.00 or less.

                  The Company also entered into a registration rights agreement
(the "Registration Rights Agreement") with the Investors, in which it agreed to file a registration statement with the Securities and Exchange Commission (the
"SEC") to register under the Securities Act of 1933, as amended (the "Securities
Act") resales from time to time of the Shares, any Warrant Shares issued upon exercise of the Warrants and an additional 500,000 shares of Common Stock sold to the Investors by Mr. Aron Goldfarb on July 13, 2006. The Company is required to file the registration statement within 30 days, and to cause the registration statement to be declared effective within 90 days (or 120 days if the registration statement is reviewed by the SEC), after the closing date of the
Private Placement. The Company will be required to pay penalties to the
Investors in the event that these deadlines are not met.

                  Copies of the Purchase Agreement, the Registration Rights
Agreement and the form of Warrant are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01 for a description of the Private Placement and
Exhibits 10.1, 10.2 and 10.3 for copies of the Purchase Agreement, Registration
Rights Agreement and form of the Warrants executed and delivered in connection with the Private Placement.

                  The Private Placement was completed in reliance upon the
exemption from registration provided for by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated under the Securities Act. Each of the Investors represented to the Company in the Purchase Agreement that it is an
"accredited investor" as that term is defined in Rule 501 of Regulation D, and four of the six

Investors also represented that they are "qualified institutional buyers" as defined in Rule 144A under the Securities Act. Each Investor also represented that it acquired the Shares and the Warrants for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof. As provided in the Purchase Agreement, the certificates representing the Shares and the Warrants contain legends stating that such securities have not been registered under the Securities Act and referring to the restrictions on transfer and sale of such securities.

ITEM 8.01         OTHER EVENTS.

                  On July 13, 2006, the Company issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing the execution of the securities purchase agreement for the Private Placement.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (a)         Financial statements of businesses acquired.

                  None.

      (b)         Pro forma financial information.

                  None.

      (c)         Shell company transactions.

                  None.

      (d)         Exhibits.

                  10.1  Securities Purchase Agreement, dated July 13, 2006, by and among G-III Apparel Group, Ltd., Prentice Capital
                        Partners, LP, Prentice Capital Partners QP, LP, Prentice
                        Capital Offshore, Ltd., GPC XLIII, LLC, PEC I, LLC and
                        S.A.C. Capital Associates, LLC.

                  10.2  Registration Rights Agreement, dated July 13, 2006, by and among G-III Apparel Group, Ltd., Prentice Capital
                        Partners, LP, Prentice Capital Partners QP, LP, Prentice
                        Capital Offshore, Ltd., GPC XLIII, LLC, PEC I, LLC and
                        S.A.C. Capital Associates, LLC.

                  10.3  Form of Warrant.

                  99.1  Press release dated July 13, 2006.

                                      -2-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           G-III APPAREL GROUP, LTD.

Dated: July 14, 2006

                                           By: /s/ NEAL S. NACKMAN
                                           ------------------------------------
                                           Name:   Neal S. Nackman
                                           Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.                              Description
  ---                              -----------

10.1    Securities Purchase Agreement, dated July 13, 2006, by and among G-III
        Apparel Group, Ltd., Prentice Capital Partners, LP, Prentice Capital
        Partners QP, LP, Prentice Capital Offshore, Ltd., GPC XLIII, LLC, PEC I,
        LLC and S.A.C. Capital Associates, LLC.

10.2    Registration Rights Agreement, dated July 13, 2006, by and among G-III
        Apparel Group, Ltd., Prentice Capital Partners, LP, Prentice Capital
        Partners QP, LP, Prentice Capital Offshore, Ltd., GPC XLIII, LLC, PEC I,
        LLC and S.A.C. Capital Associates, LLC.

10.3    Form of Warrant.

99.1    Press release dated July 13, 2006.